August 9, 2017 Conduent Q2 2017 Earnings  Results

Forward-Looking Statements This report contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the business process outsourcing industry and our business and financial results. Forward-looking statements often include words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf. Important factors that could cause our actual results to differ materially from those in our forward-looking statements include, but are not limited to: • termination rights contained in our government contracts; • our ability to renew commercial and government contracts awarded through competitive bidding processes; • our ability to recover capital and other investments in connection with our contracts; • our ability to attract and retain necessary technical personnel and qualified subcontractors; • our ability to deliver on our contractual obligations properly and on time; • competitive pressures; • our significant indebtedness; • changes in interest in outsourced business process services; • our ability to obtain adequate pricing for our services and to improve our cost structure; • claims of infringement of third-party intellectual property rights; • the failure to comply with laws relating to individually identifiable information, and personal health information and laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; • breaches of our security systems and service interruptions; • our ability to estimate the scope of work or the costs of performance in our contracts; • our ability to collect our receivables for unbilled services; • a decline in revenues from or a loss or failure of significant clients; • fluctuations in our non-recurring revenue; • our failure to maintain a satisfactory credit rating; • our ability to attract and retain key employees; • increases in the cost of telephone and data services or significant interruptions in such services; • our failure to develop new service offerings; • our ability to receive dividends or other payments from our subsidiaries; • changes in tax and other laws and regulations; • changes in government regulation and economic, strategic, political and social conditions; • changes in U.S. GAAP or other applicable accounting policies; and • other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management's Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. Any forward-looking statements made by us in this presentation speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. Non-GAAP Financial Measures We have reported our financial results in accordance with U.S. generally accepted accounting principles (GAAP). In addition, we have discussed our financial results using non-GAAP measures. We believe these non-GAAP measures allow investors to better understand the trends in our business and to better understand and compare our results. Accordingly, we believe it is necessary to adjust several reported amounts, determined in accordance with GAAP, to exclude the effects of certain items as well as their related tax effects. Management believes that these non-GAAP financial measures provide an additional means of analyzing the current periods’ results against the corresponding prior periods’ results. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with U.S. GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable U.S. GAAP measures and should be read only in conjunction with our Condensed Consolidated Financial Statements prepared in accordance with U.S. GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions, and providing such non-GAAP financial measures to investors allows for a further level of transparency as to how management reviews and evaluates our business results and trends. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Non-GAAP measures are footnoted, where applicable, in each slide herein. Cautionary Statements 2

Q2 2017 Overview • Solid Q2 results; reaffirming FY2017 guidance • Strong new business signings • Strategic transformation on track; additional Q2 actions expected to yield results in H2 • Focus on Other segment has led to improved performance • Making progress in Commercial, but must continue executing on 2017 plan • Strong cash flow from operations and free cash flow driven by operational discipline • Strategic portfolio review underway 1 Constant currency based on foreign exchange rates as of the prior-year period 2 Please refer to Appendix for Non-GAAP reconciliations of adjusted operating income/margin, adjusted EBITDA/margin and adjusted EPS $1,496M, down 4% qtr/qtr and down 7% yr/yr as reported and in constant currency1 • ~40% of qtr/qtr and ~50% of yr/yr decline due to strategic decisions Adjusted operating margin2 5.9%, up 110 bps yr/yr GAAP EPS ($0.03) Adjusted EPS2 $0.16 $157M, grew 6% yr/yr Adjusted EBITDA margin2 10.5%, up 130 bps yr/yr Revenue Profitability Adjusted EBITDA2 Key Highlights 3

Public Sector • Revenue down 7% yr/yr as expected • Margin decline yr/yr driven by revenue pressure and dis-synergies • Revenue productivity ~$224K per employee, up ~1% vs. Q4 2016 • ARR signings $32M, up 31% yr/yr • NRR signings $64M, down 17% yr/yr • New business TCV $305M, up 77% yr/yr; Total TCV $449M, up 21% yr/yr Public Sector: 36%Commercial: 59% Other: 5% Segment Summary Commercial • Revenue down 7% yr/yr as expected • Margin flat versus prior year period as revenue decline offset transformation savings • Revenue productivity ~$50K per employee, down ~2% vs. Q4 2016 • ARR signings $98M, up 12% yr/yr • NRR signings $44M, down 29% yr/yr • New business TCV $352M, down 1% yr/yr; Total TCV $794M, down 56% yr/yr 4 Other • Revenue trends as expected • Aggressively driving profit improvement Percentage of Q2 2017 Revenue

Strategic Transformation

CONDUENT

Progress and Outlook

- Gaining momentum across the board; expect to achieve 2017 target
- Solid pipeline of cost initiatives provides comfort in expected 2017-2018 savings targets
- Significant progress in IT, finance, real estate and HR
- Customer Experience turnaround slower than anticipated due to legacy model and contractual difficulties

($ in millions)	Expected Savings
FY 2017 Cumulative	~$430
FY 2018 Cumulative	~$700

Sources of Expected Transformation Savings Through FY 2018


Other: ~9%
Commercial: ~30%
Facilities & G&A: ~14%
Public Sector: ~12%
IT: ~35%

5

Q4 2016 Q2 2017 ~$7,042 ~$6,876 Operational Focus 6 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 $183 $170 $164 $169 $169 $153 10.9% 10.5% 10.3% 10.6% 10.9% 10.2% Selling, General & Administrative (SG&A) Trends SG&A (Annualized) per Employee Down (2% ) Q4 2016 Q2 2017 462 379 Real Estate Locations Total Headcount Q4 2016 Q2 2017 ~96,000 ~89,000 Down (18% ) Down (7% ) SG&A ($ in M) % of revenue Note: Q4 2016 % of adjusted revenue1 1Please refer to Appendix for non-GAAP reconciliations of adjusted revenue

Signings and Renewal Rate Annual Recurring Revenue (ARR) Signings • Continued momentum, up 16% yr/yr led by wins in BICM, HTIR, State & Local, Provider and Pharma & Life Sciences • Key new wins in Public Sector (E-Tolling and State & Local) and Commercial (BICM and Payer) Non-Recurring Revenue (NRR) Signings • Up 18% qtr/qtr driven by wins in HTIR, BICM, Federal and State & Local Total Contract Value (TCV) Signings • Total TCV up 34% qtr/qtr and down 42% yr/yr • New Business: $657M, up 24% qtr/qtr and 25% yr/yr, reflects strong momentum in ARR and longer duration • Renewals: $587M, impacted by lower overall renewal opportunities Renewal Rate • Reflects opportunities of acceptable margin and risk • Continued focus on improving quality of revenue • Strong account management and building deeper client relationships • Key renewals in Payer, BICM and HTIR $1,244M 89% $130M $109M 7

Pipeline, Sales and Key Wins Pipeline: ◦ Rolling 12-month pipeline over $16B, up 29% yr/yr ▪ During H1 added over $9B ◦ Quality of pipeline has improved given increased sales efforts, verticalization of go-to-market strategy and improved reporting discipline Sales: ◦ Headcount relatively unchanged qtr/qtr ◦ New hires offset by churn Platform Investments: ◦ Technology refresh progressing ◦ Healthy patent portfolio and new patent granted for facial recognition technology ◦ Focusing on customized industry solutions ◦ Investing in key platforms: Juvo (Midas+), Vector, Life@Work and HRS solutions 8 BICM: 2 Healthcare Payer: 2 State & Local: 2 HTIR: 3 Payments: 1 Top 10 New Business Wins Top 10 Renewal Wins BICM: 2 Healthcare Payer: 3 State & Local: 1 Comms & Media: 1 Transportation: 2 HTIR: 1

Portfolio Review

CONDUENT

Core vs. Non-Core Update

- Completed sale of Global Mobility business in July
  - ~$13M annual revenue, negative (~15%) operating margin
  - No impact to 2017 guidance
- Currently $250 to $500M of revenue under review for divestiture
  - Will update guidance as appropriate
- Addressing long-tail through run-off
  - Assumed in guidance



Desirability
Core
Feasibility
Viability

9

Financials 10

Q2 2017 Earnings 1Please refer to Appendix for Non-GAAP reconciliations of adjusted operating income/margin, adjusted EBITDA/margin, adjusted tax rate, adjusted net income and adjusted EPS 2Q2 2016 Interest expense includes $10M in Related-party interest Adjusted Operating margin 5.4%, up 60 bps from 2015 GAAP EPS ($4.85) Adj. EPS $1.06 (in millions) Q2 2016 Q2 2017 B/(W) Yr/Yr Comments Revenue $1,613 $1,496 ($117) Portfolio actions, business run-off and contract losses Gross margin 15.8% 16.2% 40 bps Strategic transformation SG&A 170 153 $17 Adjusted operating income1 77 88 $11 Adjusted operating margin1 4.8% 5.9% 110 bps Adjusted EBITDA1 $148 $157 $9 Adjusted EBITDA margin1 9.2% 10.5% 130 bps Amortization of intangible assets 62 61 1 Restructuring and related costs 23 36 (13) Facility closures and employee actions Interest expense2 11 34 (23) Separation costs 16 1 15 (Gain) on sale of asset — (24) 24 Dallas site sale Other net expense (income) (1) (10) 9 Favorable legal settlement Pretax loss (34) (11) 23 GAAP tax (benefit) rate (70.6%) (63.6%) GAAP net loss ($10) ($4) $6 GAAP EPS loss from continuing operations ($0.05) ($0.03) $0.02 Adjusted net income1 $63 $36 ($27) Adjusted tax rate1 4.5% 33.3% Prior year period tax reserve release Adjusted EPS1 $0.30 $0.16 ($0.14) 11

Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 $1,007 $939 $923 $936 $923 $876 2.6% 3.7% 4.6% 5.1% 3.1% 3.7% Commercial Segment ($ in millions) Q2 '16 Q2 '17 Yr/Yr Revenue $939 $876 (7%) Segment Profit $35 $32 (9%) Segment Margin % 3.7% 3.7% 0 bps Segment AEBITDA1 $76 $75 (1%) Segment AEBITDA Margin1% 8.1% 8.6% 50 bps Segment Highlights • Revenue decline includes impact from strategic exits, lost business and volume headwinds • Strategic transformation savings offset by Customer Experience performance, revenue decline, investments and dis-synergies Quarterly Revenue and Profit Revenue ($ in M) % Segment Margin 12 Revenue By Vertical (% of segment total) Segment Profit $26 $35 $42 $48 $29 $32 AEBITDA1 $71 $76 $85 $81 $70 $75 1Please refer to Appendix for Non-GAAP reconciliations of adjusted EBITDA /margin Comms & Media: 18% Hi-Tech, Industrial & Retail: 35%Banking, Insurance & Capital Markets: 17% Payer: 21% Provider, Pharma & Life Sciences: 9%

Revenue By Business (% of segment total) Public Sector Segment ($ in millions) Q2 '16 Q2 '17 Yr/Yr Revenue $579 $540 (7%) Segment Profit $78 $59 (24%) Segment Profit Margin % 13.5% 10.9% (260 bps) Segment AEBITDA1 $104 $83 (20%) Segment AEBITDA Margin1% 18.0% 15.4% (260 bps) Segment Highlights • Revenue headwinds as expected due to prior year contract losses in Government Healthcare, State & Local and Payments • Transportation revenue flat yr/yr as new business ramp was offset by volume and price declines • Segment profit pressure driven by revenue decline as well as investments and dis-synergies 13 Quarterly Revenue and Profit Revenue ($ in M) % Segment Margin Segment Profit $61 $78 $78 $76 $61 $59 AEBITDA1 $86 $104 $103 $102 $82 $83 State & Local: 24% Transportation: 39% Government Healthcare: 12% Payment Services: 22% Federal: 3% 1Please refer to Appendix for Non-GAAP reconciliations of adjusted EBITDA /margin Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 $571 $579 $584 $574 $549 $540 10.7% 13.5% 13.4% 13.2% 11.1% 10.9%

Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 $107 $95 $89 $81 $80 Other Segment ($ in millions) Q2 '16 Q2 '17 Yr/Yr Revenue $95 $80 (16%) Segment Loss1 ($36) ($3) NM Segment Margin % (37.9%) (3.8%) NM Segment AEBITDA1 ($32) ($1) NM Segment AEBITDA Margin1% (33.7%) (1.3%) NM Revenue in $M Segment Highlights • Revenue down 16% yr/yr as we reduce exposure in Education and Health Enterprise • Yr/Yr profit improvement largely driven by prior year remediation work in Education and improved Health Enterprise results 14 Segment Loss1 ($16) ($36) ($23) ($12) ($1) ($3) AEBITDA1 ($11) ($32) ($19) ($8) $1 ($1) 1Please refer to Appendix for Non-GAAP reconciliations of adjusted revenue, adjusted EBITDA/margin and adjusted operating income/margin Quarterly Revenue and Profit Revenue By Vertical (% of segment total) Health Enterprise: 77% Education: 23% GAAP Revenue: $4 Adjusted Revenue: $871

Q2 2017 Commentary: • Better than expected cash flow driven by improved working capital management and operational focus • Proceeds from gain on sale of asset (Dallas) resulted in $33M cash • Expect to meet full-year 2017 free cash flow guidance Cash Flow (in millions) Q2 2016 Q2 2017 Net loss ($10) ($4) Depreciation & amortization 134 130 Stock-based compensation 6 12 Restructuring payments (13) (13) Restructuring and related costs 20 34 Change for income tax assets and liabilities (51) 7 Change in accounts receivable 28 41 Change in other net working capital (195) (86) Other1 20 (54) Operating Cash Flow ($61) $67 Purchase of LB&E2 and other (36) (27) Proceeds from sales of LB&E — 33 Net proceeds from investments, net of adjustments 3 — Net payments on related party notes receivable 3 — Other investing (1) — Investing Cash Flow ($31) $6 Cash from Financing $110 ($19) Effect of exchange rates on cash and cash equivalents (1) — Beginning cash and cash equivalents 143 255 Change in cash and cash equivalents 17 54 Ending Cash and Cash Equivalents $160 $309 Memo: Free Cash Flow3 ($97) $69 1Includes deferred tax expense, gain (loss) investments, amortization of financing costs, contributions to defined benefit pension plans, and Other operating, net 2Includes cost of additions to land, building and equipment (LB&E) and internal use software 3Free cash flow is defined as operating cash flow less cost of net additions to land, building and equipment and internal use software as well as cost of capital lease initiations of $4M for Q2 2017. 15

Capital Structure Overview

CONDUENT

Debt Structure ($ in millions)

	3/31/2017	6/30/2017
Cash	**$255**	**$309**
Total Debt[1]	**2,121**	**2,130**
Term Loan A[2, 5] due 2021	699	719*
Term Loan B[2] due 2023	848	846
10.5% Senior Notes due 2024	510	510
Revolving Credit Facility[3] due 2021	70	70
Capital Leases	48	46
Current net leverage ratio[4]	2.9x	2.8x

*Reflects appreciation of the EUR; there was no incremental borrowing on the Term Loan A in Q2 2017

Credit Metrics / Statistics

Expected annual interest expense	**~$140M**
Preferred dividend (annually)	*~$10M*
Target net leverage ratio	<2.5x
Average remaining maturity on outstanding debt	~6 years

Key Messages

- Cash balance up over $50M qtr/qtr
- No additional use of revolver in the quarter
- Still targeting to reduce leverage ratio over time with Adjusted EBITDA[6] growth and required debt payments

[1] Total debt excludes deferred financing costs
[2] Revolving credit facility and Term Loan A interest rate is Libor + 225 bps; Term Loan B is Libor + 400 bps effective April 7, 2017
[3] $663M of available capacity under Revolving Credit Facility as of 6/30/2017
[4] Net debt (total debt less cash) divided by TTM adjusted EBITDA
[5] Includes initial EUR 260M borrowing converted at end of quarter exchange rates
[6] Please refer to Appendix for Non-GAAP reconciliations of adjusted operating income/margin, adjusted EBITDA/margin, adjusted tax rate, adjusted net income and adjusted EPS

16

Reaffirmed 2017 Guidance FY 2016 FY 2017E Revenue $6,408M Down 4.5-6.5% (CC1) Adjusted EBITDA2 $635M Up 5-6% Free Cash Flow ($81M) 20-30% of Adj. EBITDA2 17 1 Constant currency based on foreign exchange rates as of the prior-year period 2 Please refer to Appendix "Non-GAAP Outlook" for certain non-GAAP information concerning outlook

Q&A 18

Appendix 19

Signings & Renewal Rate 20 ($ in millions) Q1' 16 Q2' 16 Q3' 16 Q4' 16 Q1' 17 Q2' 17 Total Contract Value $1,488 $2,158 $1,546 $1,660 $931 $1,244 New Business 643 527 633 724 530 657 Renewals 845 1,631 913 936 401 587 Annual Recurring Revenue Signings $129 $112 $166 $182 $143 $130 Non-Recurring Revenue Signings $83 $140 $104 $111 $92 $109 Renewal rate 89% 88% 89% 85% 92% 89% Renewal rate (previous methodology) 89% 84% 83% 82% 80% 76%

2017 Modeling Considerations 21 Commentary Seasonality Revenue Q3/Q4 weighted given vertical exposure (Healthcare, Retail) D&A (excl. amortization of intangibles) Modest sequential increases in Q3 and Q4 Profitability Q3/Q4 weighted given seasonality and cost initiatives Restructuring costs Still expecting ~$75M for the full year Interest Expense ~$70M for H2; ~$140M for the full year Cash Flow H2 weighted; 2017 FCF guidance unchanged Capex ~2.0% for the full year given lower-than-expected spend YTD Other segment Still expect break-even in 2018; results may be uneven Long-term targets Unchanged from December 5, 2016 Investor event

Definitions 22 H1 = First six months of the year H2 = Second six months of the year BICM = Banking, Insurance & Capital Markets HTIR = High-Tech, Industrial & Retail TCV = Total contract value ARR = Annual recurring revenue NRR = Non-recurring revenue New Business TCV = Annual recurring revenue signings multiplied by the contract term plus non-recurring revenue signings Renewal Rate = Annual recurring revenue (ARR) on contracts that are renewed during the period as a percentage of ARR on all contracts for which a renewal decision was made during the period (excluding contracts for which a strategic decision to not renew was made based on risk or profitability). Revenue productivity = Calculated as trailing-twelve months (TTM) revenue / average quarter-end headcount for last four quarters. Segment calculation excludes corporate headcount.

Non-GAAP Financial Measures We have reported our financial results in accordance with U.S. generally accepted accounting principles (GAAP). In addition, we have discussed our financial results using the non-GAAP measures. We believe these non-GAAP measures allow investors to better understand the trends in our business and to better understand and compare our results. Accordingly, we believe it is necessary to adjust several reported amounts, determined in accordance with U.S. GAAP, to exclude the effects of certain items as well as their related tax effects. Management believes that these non-GAAP financial measures provide an additional means of analyzing the current periods’ results against the corresponding prior periods’ results. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with U.S. GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable U.S. GAAP measures and should be read only in conjunction with our Condensed Consolidated Financial Statements prepared in accordance with U.S. GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions, and providing such non-GAAP financial measures to investors allows for a further level of transparency as to how management reviews and evaluates our business results and trends. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. A reconciliation of the following non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP are provided below. These reconciliations also include the income tax effects for our non-GAAP performance measures in total, to the extent applicable. The income tax effects are calculated under the same accounting principles as applied to our reported pre-tax performance measures under ASC 740, which employs an annual effective tax rate method. The noted income tax effect for our non-GAAP performance measures is effectively the difference in income taxes for reported and adjusted pre-tax income calculated under the annual effective tax rate method. The tax effect of the non-GAAP adjustments was calculated based upon evaluation of the statutory tax treatment and the applicable statutory tax rate in the jurisdictions in which such charges were incurred. Adjusted Net Income (Loss), Adjusted Earnings per Share and Adjusted Effective Tax Rate. We make adjustments to Income (Loss) before Income Taxes for the following items, for the purpose of calculating Adjusted Net Income (Loss), Adjusted Earnings per Share and Adjusted Effective Tax Rate: • Amortization of intangible assets. The amortization of intangible assets is driven by acquisition activity, which can vary in size, nature and timing as compared to other companies within our industry from period to period. • Restructuring and related costs. Restructuring and related costs include restructuring and asset impairment charges as well as costs associated with our strategic transformation program. • Separation costs. Separation costs are expenses incurred in connection with the separation from Xerox Corporation into a separate, independent, publicly traded company. These costs primarily relate to third-party investment banking, accounting, legal, consulting and other similar types of services related to the separation transaction, as well as costs associated with the operational separation of the two companies. • Other (income) expenses net. Other (income) expenses, net includes losses (gains) on sales of business and assets, currency (gains) losses, net, litigation matters and all other (income) expenses, net. • NY Medicaid Management Information System (NY MMIS) costs associated with the company not fully completing the State of New York Health Enterprise platform project. • Health Enterprise (HE charge) associated with not fully completing the Health Enterprise Medical platform implementation projects in California and Montana. • Gain on sale of asset (2017 only). Adjusted Operating Income and Operating Margin. We make adjustments to Costs and Expenses and Margin for the following items (as defined above), for the purpose of calculating Adjusted Operating Income and Adjusted Operating Margin: • Amortization of intangible assets. The amortization of intangible assets is driven by acquisition activity, which can vary in size, nature and timing as compared to other companies within our industry from period to period. • Restructuring and related costs. Restructuring and related costs include restructuring and asset impairment charges as well as costs associated with our strategic transformation program. • Separation costs. Separation costs are expenses incurred in connection with the separation from Xerox Corporation into a separate, independent, publicly traded company. These costs primarily relate to third-party investment banking, accounting, legal, consulting and other similar types of services related to the separation transaction, as well as costs associated with the operational separation of the two companies. • Interest expense. Interest expense includes interest on long-term debt and amortization of debt issuance costs. • Related Party Interest. Interest payments to former parent. • Other (income) expenses, net. Other (income) expenses, net includes losses (gains) on sales of business and assets, currency (gains) losses, net, litigation matters and all other (income) expenses, net. • NY MMIS. Costs associated with the company not fully completing the State of New York Health Enterprise platform project. • HE charge. Costs associated with not fully completing the Health Enterprise Medical platform implementation projects in California and Montana. • Gain on sale of asset (2017 only). Non-GAAP Financial Measures 23

Adjusted EBITDA and EBITDA Margin We use Adjusted EBITDA as an additional way of assessing certain aspects of our operations that, when viewed with the U.S. GAAP results and the accompanying reconciliations to corresponding U.S. GAAP financial measures, provide a more complete understanding of our on-going business. We also use Adjusted EBITDA to provide additional information that is useful to understand the financial covenants contained in the Company’s credit facility and indenture. Adjusted EBITDA represents Income (loss) before Interest, Income Taxes, Depreciation and Amortization adjusted for the following items (which are defined above): • Goodwill impairment charge. During the fourth quarter 2016, we performed our annual goodwill impairment test which resulted in a non-cash impairment charge of $935 million in our Commercial Industries reporting unit. • Restructuring and related costs. Restructuring and related costs include restructuring and asset impairment charges as well as costs associated with our strategic transformation program. • Separation costs. Separation costs are expenses incurred in connection with the separation from Xerox Corporation into a separate, independent, publicly traded company. These costs primarily relate to third-party investment banking, accounting, legal, consulting and other similar types of services related to the separation transaction, as well as costs associated with the operational separation of the two companies. • Other (income) expenses, net. Other (income) expenses, net includes losses (gains) on sales of business and assets, currency (gains) losses, net, litigation matters and all other (income) expenses, net. • NY MMIS / NY MMIS Depreciation. Costs associated with the company not fully completing the State of New York Health Enterprise platform project. • HE charge. Costs associated with not fully completing the Health Enterprise Medical platform implementation projects in California and Montana. • Gain on sale of asset (2017 only). Adjusted EBITDA is not intended to represent cash flows from operations, operating income (loss) or net income (loss) as defined by U.S. GAAP as indicators of operating performance. Management cautions that amounts presented in accordance with Conduent’s definition of Adjusted EBITDA may not be comparable to similar measures disclosed by other companies because not all companies calculate Adjusted EBITDA in the same manner. Adjusted Other Segment Revenue and Profit We adjusted Other Segment revenue, profit and margin for the NY MMIS and HE charges. Free Cash Flow Free Cash Flow is defined as cash flows from operating activities as reported on the consolidated statement of cash flows, less cost of additions to land, buildings and equipment, cost of additions to internal use software, capital lease additions and the gain on sale of an asset in 2017. We use the non-GAAP measure of Free Cash Flow as a criterion of liquidity and performance-based components of employee compensation. We use Free Cash Flow as a measure of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions, invest in land, buildings and equipment and internal use software, make principal payments on debt. In order to provide a meaningful basis for comparison, we are providing information with respect to our Free Cash Flow reconciled to cash flow provided by operating activities, which we believe to be the most directly comparable measure under U.S. GAAP. Constant Currency To better understand trends in our business, we believe that it is helpful to adjust revenue to exclude the impact of changes in the translation of foreign currencies into U.S. Dollars. We refer to this adjusted revenue as “constant currency.” Currency impact can be determined as the difference between actual growth rates and constant currency growth rates. This currency impact is calculated by translating the current period activity in local currency using the comparable prior-year period's currency translation rate. Non-GAAP Outlook In providing outlook for adjusted EBITDA we exclude certain items which are otherwise included in determining the comparable GAAP financial measure. A description of the adjustments which historically have been applicable in determining adjusted EBITDA are reflected in the table below. We are providing such outlook only on a non-GAAP basis because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments for the forward-looking period, such as amortization, restructuring, separation costs, NY MMIS, HE charge, and certain other adjusted items, which can be dependent on future events that may not be reliably predicted. Based on past reported results, where one or more of these items have been applicable, such excluded items could be material, individually or in the aggregate, to reported results. Non-GAAP Financial Measures 24

Non-GAAP Reconciliation: Net Income (Loss) & EPS Three Months Ended June 30, 2017 Three Months Ended June 30, 2016 (in millions, except EPS) Net Income (Loss) EPS Net Income (Loss) EPS GAAP as Reported From Continuing Operations $ (4) $ (0.03) $ (10) $ (0.05) Adjustments: Amortization of intangible assets 61 62 NY MMIS 1 — Restructuring and related costs 36 23 Separation costs 1 16 (Gain) on sale of asset (24) — Other (income) expenses, net (10) (1) Less: Income tax adjustments(1) (25) (27) Adjusted Net Income (Loss) and EPS $ 36 $ 0.16 $ 63 $ 0.30 (shares) Weighted average common shares 204 203 Restricted stock and performance 3 3 8% Convertible preferred stock — 5 Adjusted Weighted Average Shares Outstanding(2) 207 211 (1) Reflects the income tax (expense) benefit of the adjustments. Refer to the Effective Tax Rate reconciliation details. (2) Average shares for the 2017 calculation of adjusted EPS exclude 5 million shares associated with our Series A convertible preferred stock and includes the impact of the preferred stock quarterly dividend of $3 million for the three months ended June 30, 2017. Average shares for the 2016 calculation of adjusted EPS include 5 million shares associated with our Series A convertible preferred stock and excludes the impact of the preferred stock quarterly dividend. 25

Non-GAAP Reconciliation: Effective Tax Rate Three Months Ended June 30, 2017 Three Months Ended June 30, 2016 (in millions) Pre-Tax Income (Loss) Income Tax (Benefit) Expense Effective Tax Rate Pre-Tax Income (Loss) Income Tax (Benefit) Expense Effective Tax Rate GAAP as Reported From Continuing Operations $ (11) $ (7) (63.6)% $ (34) $ (24) (70.6)% Non-GAAP adjustments(1) 65 25 100 27 Adjusted(2) $ 54 $ 18 33.3% $ 66 $ 3 4.5% (1) Refer to Net Income (Loss) reconciliation for details. (2) The tax impact of Adjusted Pre-Tax Income (Loss) from continuing operations is calculated under the same accounting principles applied to the As Reported Pre-Tax Income under ASC 740, which employs an annual effective tax rate method to the results. 26

(in millions) Q2 2017 Q1 2017 Q4 2016 Q3 2016 Q2 2016 Q1 2016 GAAP Revenue From Continuing Operations $ 1,496 $ 1,553 $ 1,514 $ 1,596 $ 1,613 $ 1,685 GAAP Pre-tax (Loss) Income From Continuing Operations (11) (22) (1,141) 2 (34) (54) GAAP Operating Margin As Reported (0.7)% (1.4)% (75.4)% 0.1% (2.1)% (3.2)% GAAP Revenue From Continuing Operations $ 1,496 $ 1,553 $ 1,514 $ 1,596 $ 1,613 $ 1,685 NY MMIS adjustment — — 83 — — — Adjusted Revenue $ 1,496 $ 1,553 $ 1,597 $ 1,596 $ 1,613 $ 1,685 GAAP Pre-tax (Loss) Income From Continuing Operations $ (11) $ (22) $ (1,141) $ 2 $ (34) $ (54) Adjustments: Goodwill impairment — — 935 — — — Amortization of intangible assets 61 61 80 63 62 75 NY MMIS 1 8 161 — — — Restructuring and related costs 36 18 44 8 23 26 HE charge — (5) — — — — Separation costs 1 5 10 15 16 3 Interest expense 34 36 11 1 1 1 Related party interest — — (4) 10 10 10 Gain on sale of asset (24) — — — — — Other (income) expenses, net (10) (12) 13 (2) (1) 10 Adjusted Operating Income/Margin $ 88 $ 89 $ 109 $ 97 $ 77 $ 71 Adjusted Operating Margin 5.9% 5.7% 6.8% 6.1% 4.8% 4.2% (1) Pre-Tax Loss and revenue from continuing operations. Non-GAAP Reconciliation: Operating Income / Margin 27

Non-GAAP Reconciliation: Adjusted EBITDA

CONDUENT

(in millions)	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Full Year 2016
Reconciliation to Adjusted Revenue							
GAAP Revenue From Continuing Operations	$ 1,496	$ 1,553	$ 1,514	$ 1,596	$ 1,613	$ 1,685	$ 6,408
NY MMIS adjustment	—	—	83	—	—	—	—
Adjusted Revenue	$ 1,496	$ 1,553	$ 1,597	$ 1,596	$ 1,613	$ 1,685	$ 6,491
Reconciliation to Adjusted EBITDA							
GAAP Net (Loss) Income As Reported From Continuing Operations	$ (4)	$ (10)	$ (951)	$ 1	$ (10)	$ (23)	$ (983)
Interest expense	34	36	11	1	1	1	14
Related party interest	—	—	(4)	10	10	10	26
Income tax (benefit) expense	(7)	(12)	(190)	1	(24)	(31)	(244)
Depreciation	34	31	36	31	29	32	128
Amortization	96	94	159	104	104	118	485
EBITDA	$ 153	$ 139	$ (939)	$ 148	$ 110	$ 107	$ (574)
EBITDA Margin	*10.2%*	*9.0%*	*(62.0)%*	*9.3%*	*6.8%*	*6.4%*	*(8.8)%*
EBITDA	$ 153	$ 139	$ (939)	$ 148	$ 110	$ 107	$ (574)
Adjustments:							
Goodwill impairment	—	—	935	—	—	—	935
Restructuring and related costs	36	18	44	8	23	26	101
Separation costs	1	5	10	15	16	3	44
NY MMIS	1	8	161	—	—	—	161
NY MMIS depreciation	—	—	(52)	—	—	—	(52)
HE charge	—	(5)	—	—	—	—	—
Gain on sale of asset	(24)	—	—	—	—	—	—
Other (income) expenses, net	(10)	(12)	13	(2)	(1)	10	20
Adjusted EBITDA	$ 157	$ 153	$ 172	$ 169	$ 148	$ 146	$ 635
Adjusted EBITDA Margin	10.5%	9.9%	10.8 %	10.6%	9.2%	8.7%	*9.8 %*

(1) Pre-tax loss and Revenue from continuing operations

28

Non-GAAP Reconciliation: Segment Adjusted EBITDA (in millions) Q2 2017 Q1 2017 Q4 2016 Q3 2016 Q2 2016 Q1 2016 Commercial Industries Segment GAAP revenue $ 876 $ 923 $ 936 $ 923 $ 939 $ 1,007 Segment profit $ 32 $ 29 $ 48 $ 42 $ 35 $ 26 Depreciation & amortization 43 41 33 43 41 45 Adjusted Segment EBITDA $ 75 $ 70 $ 81 $ 85 $ 76 $ 71 Adjusted EBITDA Margin 8.6% 7.6% 8.7% 9.2% 8.1% 7.1 % Public Sector Segment GAAP revenue $ 540 $ 549 $ 574 $ 584 $ 579 $ 571 Segment profit $ 59 $ 61 $ 76 $ 78 $ 78 $ 61 Depreciation & amortization 24 21 26 25 26 25 Adjusted Segment EBITDA $ 83 $ 82 $ 102 $ 103 $ 104 $ 86 Adjusted EBITDA Margin 15.4% 14.9% 17.8% 17.6% 18.0% 15.1 % Other Segment Segment GAAP revenue $ 80 8 1 $ 81 $ 4 $ 89 $ 95 $ 107 NY MMIS charge — — 83 — — — Adjusted Segment Revenue $ 80 $ 81 $ 87 $ 89 $ 95 $ 107 GAAP Segment loss $ (4) $ (4) $ (173) $ (23) $ (36) $ (16) NY MMIS charge 1 8 133 — — — HE charge — (5) 28 — — — Adjusted Other Segment Loss (3) (1) (12) (23) (36) (16) Depreciation & amortization 2 2 56 4 4 5 NY MMIS depreciation — — (24) — — — HE depreciation — — (28) — — — Adjusted Segment EBITDA $ (1) $ 1 $ (8) $ (19) $ (32) $ (11) Adjusted EBITDA Margin (1.3)% 1.2% (9.2)% (21.3)% (33.7)% (10.3)% 29

Non-GAAP Reconciliation: Other Segment Revenue, Profit (Loss) and Margin 30 Three Months Ended Three Months Ended Three Months Ended June 30, 2017 March 31, 2017 December 31, 2016 (in millions) Revenue Loss Margin Revenue Loss Margin Revenue Loss Margin GAAP Other Segment As Reported From Continuing Operations $ 80 $ (4) (5)% $ 81 $ (4) (4.9)% $ 4 $ (173) n/a Adjustments: NY MMIS — 1 — 8 83 161 HE charge — — — (5) — — Adjusted Other Segment $ 80 $ (3) (3.8)% $ 81 $ (1) (1.2)% $ 87 $ (12) (13.8)% Note: The prior year period results has been adjusted to reflect new segment reporting as of Q1 2017.

Non-GAAP Reconciliation: Free Cash Flow 31 (in millions) Three Months Ended June 30, 2017 Three Months Ended June 30, 2016 Year Ended December 31, 2016 Operating Cash Flow $ 67 $ (61) $ 108 Cost of additions to land, buildings & equipment (20) (25) (149) Cost of additions to internal use software (7) (11) (39) Proceeds on sale of asset 33 — — Vendor financed capital leases (4) — (1) Free Cash Flow $ 69 $ (97) $ (81)

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